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                          VANGUARD(R) WINDSOR(TM) FUND
                          SUPPLEMENT TO THE PROSPECTUS

Effective June 30, 2004, Charles T. Freeman will retire as manager of the portion of Vanguard Windsor Fund allocated to Wellington Management Company, LLP. Mr. Freeman will be succeeded by David R. Fassnacht, CFA, a partner and senior vice president of Wellington Management. As the Fund's assistant manager, Mr. Fassnacht has worked closely with Mr. Freeman since 2001. Mr. Fassnacht has worked in investment management since 1988 and has managed assets for Wellington Management since 1991. He received a B.S. degree from The Wharton School of the University of Pennsylvania.





























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